FEDERATED SMALL CAP STRATEGIES FUND II
(a portfolio of Federated Insurance Series)

SUPPLEMENT TO PROSPECTUS DATED MAY 21, 1999.

   Please add the following as the third paragraph under the section entitled "Who Manages the Fund?"

      "BERNARD J. PICCHI

     Bernard J. Picchi has been the Fund's Portfolio Manager since February 2000. Mr. Picchi joined Federated in October 1999 as a Senior Vice
     President/ Director of U.S. Equity Research for the Fund's Adviser. From July 1994 through September 1999, Mr. Picchi was a Managing Director for Lehman Brothers where he initially served as head of the energy sector group. During 1995 and most of 1996, he served as U.S. Director of Stock Research and in September 1996, he was named Growth Stock Strategist. Mr. Picchi holds a B.S. in foreign service from Georgetown University. He is a Chartered Financial Analyst."


   Aash Shah and Grant McKay remain as a portfolio managers of the Fund.

                                                               February 16, 2000


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Federated Securities Corp., Distributor
Cusip 313916876

 G02583-02 (2/00)